**PSL ENTERPRISES LTD.**
168 - 919 Centre St. N.W.
Calgary, AB T2E 2P6

# INVOICE

| *Invoice To:* |
|---|
| Gysan Enterprises Ltd. |
| 3710 Sage Hill Drive N.W. |
| Calgary, AB T3R 1E7 |

| | |
|---|---|
| Date: | Nov. 03, 11 |
| Invoice No.: | 1100016 |

| *Description* | *Unit Price* | | *Total* | |
|---|---|---|---|---|
| Sale of bamboo flooring - 300 boxes - 8,130 sq.ft. | $ | 51.02 | $ | 15,306.00 |
| | *GST (5%)* | | $ | 765.30 |
| | ***Total*** | | **$** | **16,071.30** |

GST No. 844307116

***Thank you for your business!***